Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Tofutti Brands Inc. (the "Company") on Form 10-QSB for the period ending September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven Kass, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/Steven Kass*
--------------
Steven Kass
Chief Financial Officer
November 12, 2003



* The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.